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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (date of earliest event reported): February 8, 2007
                                                         -----------------

                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS              000-21129                04-2911026
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)           Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000

                                 NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 2, 2007, the Board of Directors of Aware, Inc. approved a Compensation Committee recommendation of a potential bonus for 2007 of up to $125,000, $200,000, $35,000 and $25,000 to Michael A. Tzannes, CEO, Edmund C.
Reiter, President, Keith E. Farris, CFO, and Richard C. Gross, SVP, Engineering, respectively, subject to the Board of Directors discretion based upon Aware, Inc. reaching certain operational targets and/or certain financial targets such as revenue, operating income and/or earnings per share in 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements or exhibits are required to be filed as part of this Report.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                              AWARE, INC.


Dated: February 8, 2007                              By: /s/ Michael A. Tzannes
       ----------------                                  ----------------------
                                                         Michael A. Tzannes
                                                         Chief Executive Officer



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